                                      EXHIBIT I
                                JOINT FILING AGREEMENT

    In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Common Stock, par value $.001 per share, of InSight Health Services Corp., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.


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    IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 23rd day of October, 1997.



                                  CARLYLE PARTNERS II, L.P.,
                                  a Delaware limited partnership

                                  By:  TC Group, L.L.C., as the General Partner

                                       By:  /s/  David W. Dupree
                                            --------------------
                                       Name:  David W. Dupree
                                       Title: Managing Director


                                  CARLYLE PARTNERS III, L.P.,
                                  a Delaware limited partnership

                                  By:  TC Group, L.L.C., as the General Partner

                                       By:  /s/  David W. Dupree
                                            --------------------
                                       Name:  David W. Dupree
                                       Title: Managing Director


                                  CARLYLE INTERNATIONAL PARTNERS II, L.P., a Cayman Islands exempted limited partnership

                                  By:  TC Group, L.L.C., as the General Partner

                                       By:  /s/  David W. Dupree
                                            --------------------
                                       Name:  David W. Dupree
                                       Title: Managing Director


                                  CARLYLE INTERNATIONAL PARTNERS III, L.P., a Cayman Islands exempted limited partnership

                                  By:  TC Group, L.L.C., as the General Partner

                                       By:  /s/  David W. Dupree
                                            --------------------
                                       Name:  David W. Dupree
                                       Title: Managing Director


                                  C/S INTERNATIONAL PARTNERS,
                                  a Cayman Islands general partnership

                                  By:  TC Group, L.L.C., as the General Partner

                                       By:  /s/  David W. Dupree
                                            --------------------
                                       Name:  David W. Dupree
                                       Title: Managing Director



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                                  CARLYLE INVESTMENT GROUP, L.P.,
                                  a Delaware limited partnership

                                  By:  TC Group, L.L.C., as the General Partner

                                       By:  /s/  David W. Dupree
                                            --------------------
                                       Name:  David W. Dupree
                                       Title: Managing Director


                                  CARLYLE-INSIGHT INTERNATIONAL
                                  PARTNERS, L.P.,
                                  a Cayman Islands exempted limited partnership

                                  By:  TC Group, L.L.C., as the General Partner

                                       By:  /s/  David W. Dupree
                                            --------------------
                                       Name:  David W. Dupree
                                       Title: Managing Director


                                  CARLYLE-INSIGHT PARTNERS, L.P.,
                                  a Delaware limited partnership

                                  By:  TC Group, L.L.C., as the General Partner

                                       By:  /s/  David W. Dupree
                                            --------------------
                                       Name:  David W. Dupree
                                       Title: Managing Director


                                  CARLYLE INVESTMENT MANAGEMENT, L.L.C.,
                                  a Delaware limited liability company

                                       By:  /s/  Daniel A. D'Aniello
                                            ------------------------
                                       Name:  Daniel A. D'Aniello
                                       Title:    Managing Member


                                  TC GROUP, L.L.C.,
                                  a Delaware limited liability company

                               By: TCG Holdings, L.L.C., as the Managing Member

                                      By:  /s/  David W. Dupree
                                           --------------------
                                      Name:  David W. Dupree
                                      Title: Managing Director